UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 7, 2018

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 (e).Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 7, 2018, the Board of Directors (the “Board”) of Air Lease Corporation, a Delaware corporation (the “Company”), acting on the recommendation of the Compensation Committee of the Board (the “Committee”), approved and adopted the Air Lease Corporation Annual Cash Bonus Plan (the “Plan”), effective January 1, 2019, which replaces the Company’s 2013 Cash Bonus Plan and the Company’s Discretionary Cash Bonus Plan.

The purpose of the Plan is to provide annual cash awards (“Incentive Awards”) to certain officers of the Company that recognize and reward the achievement of individual and corporate performance goals.

All officers of the Company and its subsidiaries (other than those officers who are participants in another annual cash bonus plan that may be established by the Company for such officers) are eligible to participate in the Plan, but only if designated by the Committee in its sole discretion (each, a “Participant”).

Air Lease Corporation Annual Cash Bonus Plan

The following brief description of the key terms of the Plan is qualified in its entirety by reference to the Plan, filed as Exhibit 10.1 hereto and incorporated herein by reference.

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The Plan will be administered by the Committee provided that the Committee may authorize one or more officers to perform any or all things that the Committee is authorized to perform under the Plan in accordance with the terms of the Plan, except that the Committee shall administer the Plan with respect to the Company’s Chief Executive Officer, Executive Chairman and the other executive officers of the Company who are subject to Section 16 of the Securities Exchange Act of 1934 and will not delegate its authority with regards to these officers.

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Participants have the opportunity to receive a cash payment subject to the terms and conditions of the Plan and the attainment of performance goals. Unless otherwise determined by the Committee, the performance goals and performance criteria for each performance period will be established by the Committee not later than 90 days after commencement of the performance period for which the Incentive Award is granted and the performance period will be the Company’s fiscal year, unless otherwise determined by the Committee.    Participant’s Incentive Award will be based on a specified percentage, as determined by the Committee, of Participant’s annual base salary; provided that the Committee shall retain discretion, on such basis as it deems appropriate, to reduce or increase the amount of such Incentive Award or to decline to make any one or more Incentive Awards.

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As soon as practicable after the end of the performance period, the Committee will determine the amount of the Incentive Award to be paid to each Participant, based on the attainment of the performance goals as determined by the Committee in its sole discretion. The Committee may adjust the performance goals and other provisions applicable to Incentive Awards to the extent, if any, it determines that the adjustment is necessary or advisable to preserve the intended incentives and benefits as provided by the terms of the Plan. A Participant’s Incentive Award may be prorated in certain circumstances as provided by the terms of the Plan, unless otherwise determined by the Committee.

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Payments will be made as soon as reasonably practicable after determination of the amounts of the Incentive Awards by the Committee (and in all events within the short-term deferral period under Section 409A of the Code). Except as provided by the Plan, a Participant does not earn, and shall have no right to receive, any award payment under the Plan until that award is paid. Payment of an Incentive Award to a Participant shall be conditioned upon a Participant’s employment by the Company on the payment date of such Incentive Award. To the extent that a Participant is entitled to any additional (or greater) Incentive Award payment in connection with any termination of employment pursuant to the terms of an Individual Agreement, as defined in the Company’s 2014 Equity Incentive or any successor omnibus equity incentive plan then in effect (“Equity Plan”), the terms of such Individual Agreement shall apply to the Participant’s Incentive Award. In all other cases, a Participant shall be entitled to a pro-rated Incentive Award, in an amount, if any, as provided under the terms of the Plan which terms are the same as the terms of determination of severance payments under the Company’s Executive Severance Plan, in the event of termination of employment by reason of death, Disability (as defined in the Equity Plan), by the Company without Cause (as defined in the Equity Plan), other than within twenty-four (24) months following a Change in Control (as defined in the Equity Plan) or by the Company without Cause or by the Participant for Good Reason (as defined in the Plan), in each case within twenty-four (24) months following a Change in Control. In addition, if the employment of a Participant terminates (other than by the Company for Cause) (i) at or after age 65 and (ii) after 5 years of service to the Company (“Retirement”), the Participant shall be eligible to receive a prorated Incentive Award for the year of termination, based on actual performance for the applicable performance period and such award will be paid at the time such awards are paid to other Participants.

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The Committee may at any time, with or without notice, terminate, suspend or modify, in whole or in part, the Plan prospectively or retroactively, without notice or obligation for any reason (subject to certain limitations). In addition, there is no obligation to extend the Plan or establish a replacement plan in subsequent years.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

10.1	Air Lease Corporation Annual Cash Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: November 13, 2018	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer